EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Black Tusk Minerals, Inc. (the “Company”) on Form 10-Q for the period ended August 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael McIsaac, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 20, 2009	By: /s/ Michael McIsaac
Michael McIsaac, Secretary and Treasurer
(Principal Financial and Accounting Officer)